From drugs that prevent and treat disease on a global scale, to technologies and devices that enhance the quality of our lives—the health-care industry has provided a wellspring of ingenuity and innovation for consumers and investors alike. We are pleased to offer you an opportunity to capitalize on the potential of this dynamic industry...

Defined Asset Funds®
     Health Care Trust

Defined Asset Funds—
Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient structure of a Unit Investment Trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind—yours.

Why The Health-Care Industry Now?

Over the last several years, we have witnessed tremendous advances in the health-care industry overall. At Defined Asset Funds, we believe this trend is likely to continue—particularly in three specific sectors: pharmaceutical, biotechnology and medical technology.

New Product Development
Increasingly, health-care companies are directing their resources toward the research and development of new drugs, as well as the discovery of new applications for existing drugs.

FDA Approval
The FDA has expedited the review of new drugs. As a result, after drugs clear the testing process, they can be approved for marketing more quickly.

Aging Population
The average age of people in the U.S. is on the rise. As the population grows older, demand for health-care products, services and devices is likely to increase.

Joint Ventures
Many companies within the health-care industry are combining their efforts to co-produce, develop and market new drugs. Some companies are possible takeover candidates.

The Portfolio

The Defined Asset Funds Health Care Trust seeks capital appreciation by investing in a complement of 31 stocks, from the pharmaceutical, biotechnology, medical technology and nutrition sectors. Developed by Defined Asset Funds Research Group, this two-year Portfolio features promising stocks from the health-care industry that have been screened for market capitalization, sales, assets and net worth.

The
Defined Asset Funds
Advantage

Our experienced team of buyers and analysts investigate markets around the globe to uncover promising investment opportunities. They strive to provide our clients with investment strategies that have demonstrated past performance and future potential.
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Securities are researched and professionally selected in advance.
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Portfolios are monitored on an ongoing basis by our experienced team of analysts, but are not actively managed.
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Portfolios are fully liquid. You can sell your investment at any time at a price based on the then-current net asset value, which may be more or less than your original cost.

A D E F I N E D P O R T F O L I O

Company	Symbol	% of Portfolio	Company	Symbol	% of Portfolio
Medical Technology		33%
Abbot Laboratories*	ABT		IDEC Pharmaceuticals Corporation	IDPH
Abbott is a world-wide, diversified health-care company involved in pharmaceuticals, diagnostics, nutrition and hospital products. It spends over $1.1 billion a year on research and development (R&D).			IDEC develops products to treat cancer and auto-immune diseases. Many of its products are immunologically active antibodies designed to target immune system cells for fighting disease. Four products are in human testing.
Baxter International Inc.*	BAX		Immunex Corporation	IMNX
This leading medical products and services company's products include blood therapies, cardiovascular medicine, medication delivery and renal therapy. Baxter plans to acquire North American Vaccine.			This leading biotechnology company focuses on cancer, infectious diseases and immunological disorders. Enbrel, for arthritis, is its main drug. Three drugs to treat cancer and asthma are in the late stages of development.
Biomet, Inc.*	BMET		MedImmune, Inc.	MEDI
A world-wide leader in orthopedics, Biomet is known for its hip and knee replacements. It has a history of steadily increasing profits, as well as a strong balance sheet.			This company develops and markets drugs for areas such as infectious diseases, transplantation medicine, auto-immune diseases and cancer. It currently has six approved products, and six products are in late stage development.
			Pharmaceuticals		28%
DENTSPLY International Inc.*	XRAY		Allergan, Inc.*	AGN
DENTSPLY is the world's leading manufacturer and distributor of dental prosthetics, endodontic instruments and materials, paste and sealant, and crown and bridge materials.			Allergan develops eye-care and specialty pharmaceutical products worldwide. We believe Restasis, for dry-eye, will be approved by the FDA this year.
Guidant Corporation	GDT		Bristol-Myers Squibb Company*	BMY
Formerly part of Eli Lilly, Guidant designs, develops, manufactures and markets therapeutic medical devices for areas such as cardiac rhythm management and vascular intervention.			This leading U.S. drug company manufactures medical products, drugs, diagnostics, infant formula, orthopedic implants and health and beauty aids. They are strong in oncology, and have 50 compounds in development. We believe Vanlev for hypertension could be a blockbuster.
Johnson & Johnson*	JNJ		Elan Corporation, plc†	ELN
One of the most highly regarded health-care companies in the world, J&J's sales approximate $27 billion and R&D expenses exceed $2 billion each year. Dividends have increased annually for the last 37 years.			This Irish drug development company markets ten products, and has another seven products in late stage development. 11 new indications for currently marketed drugs are in development. Royalties account for 28% of total revenues.
Medtronic, Inc.*	MDT		Eli Lilly and Company*	LLY
Well known for pacemakers and defibrillators, Medtronic is a leading medical technology company. Its Sofamore Danek Division focuses on devices and systems used in the surgical treatment of spinal disorders.			Eli Lilly is a world-wide pharmaceutical company best known for the anti-depressant Prozac. It spends approximately $2 billion a year on R&D. Its new-product pipeline currently holds 40 compounds in the late stages of development.
Stryker Corporation*	SYK		Forest Laboratories, Inc.	FRX
Stryker develops, manufactures and markets specialty surgical and medical products including orthopedic implants, powered surgical instruments, endoscopic systems and patient-care handling equipment.			This mid-sized prescription drug company specializes in acquiring late-stage development products. Celexa, for treating depression is doing very well. It is co-promoted with Warner-Lambert.
Techne Corporation	TECH		Merck & Co., Inc.*	MRK
This specialty manufacturer of biotechnology products has more than 2,500 products including 492 introduced in fiscal 1999. Its major products include hematology controls and purified proteins called cytokines.			Merck is one of the world's largest pharmaceutical companies with almost $30 billion in sales. Zocor (cholesterol), and Vioxx (osteoarthritis and pain) are among its largest selling drugs. It spends over $2 billion annually on R&D.
Waters Corporation	WAT		Schering-Plough Corporation*	SGP
The world's largest manufacturer of high-performance liquid chromatography instruments, Waters also manufactures other analytical instruments. Its products are used to discover new drugs.			A research-based, world-wide pharmaceutical and health-care products company, this world leader in antihistamines also produces Coppertone and Dr. Scholl's. It has 25 new products either in testing or filed.
Biotechnology		32%
Amgen Inc.	AMGN		Teva Pharmaceutical Industries Ltd.*†	TEVA
With sales exceeding $3 billion, the largest U.S. biotechnology company spends about $770 million annually on R&D. We believe NESP (for anemia) in the late stages of development, has blockbuster potential.			Teva is Israel's leading pharmaceutical company. While generic drugs account for the majority of their business, Copaxone (multiple sclerosis) is their own brand product. Teva has more than 50 products in its pipeline.
Biogen, Inc.	BGEN		Warner-Lambert Company*	WLA
Developing drugs through genetic engineering, it focuses on novel products for such ailments as multiple sclerosis (MS) and inflammatory and cardiovascular diseases. Its drug AVONEX is considered the medicine of choice for MS.			A world-wide health-care and consumer products company with sales exceeding $12 billion, its cholesterol drug Lipitor has sales of $3.6 billion. We believe Pregabalin, for pain and other indications, should be a blockbuster.
			Nutrition		7%
BioChem Pharma Inc.†	BCHE		Celestial Seasonings, Inc.	CTEA
This Canadian bio-tech firm discovered Epivir, the most prescribed HIV therapy. Zeffix, used to treat hepatitis, is also their product. Nine drugs or vaccines are in the company's pipeline.			Celestial Seasonings manufactures and markets teas and dietary supplements in all 50 states. It is the largest marketer of herbal teas in the U.S. with a 50% market share. Popular brands include Sleepytime and Lemon Zinger.
Chiron Corporation	CHIR		Whole Foods Market, Inc.	WFMI
Chiron is a leading biotechnology company, focusing on therapeutics, vaccines and blood testing. New products to treat meningitis, sepsis and coronary artery disease are in the late stages of development.			This company owns and operates the largest chain of natural foods supermarkets. Whole Foods has 100 stores in 20 states and Washington, D.C. Its stores feature products that are free of artificial flavors, sweeteners, colors, preservatives and added chemicals.
Genentech, Inc.	DNA		Wild Oats Markets, Inc.	OATS
This leading biotechnology company focuses on cardiovascular/pulmonary illnesses, cancer, neuroscience and immunology/allergies. Genentech has seven approved products. Nine new products are in late stage development.			Beginning in 1987 with a single store in Boulder, Colorado, Wild Oats is now the second largest natural foods supermarket chain in North America. The company has 92 stores in 21 states and British Columbia.
Genzyme Corporation - General Division	GENZ
Genzyme develops and markets therapeutic and diagnostic products and services. Its key products are RenaGel to treat kidney failure and Thyrogen, a thyroid cancer screen. Four or five new drugs are expected to be launched within two years.
* These stocks are income producing securities. † The issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.

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Prescribe Today!
You can get started with the Health Care Trust for about $250 in a regular or retirement account. Call your financial professional for a free prospectus containing more complete information including sales charges, expenses and risks. Please read it carefully before you invest or send money.
Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.
•	The Portfolio is designed for investors who can assume the risks associated with equity investments, and may be be appropriate for investors seeking capital preservation or high current income.
•	There can be no assurance that this Portfolio will meet its objective.
•	The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.
•	This Portfolio is concentrated in the pharmaceutical, biotechnology and medical technology sectors, and should not be considered a complete investment program. These sectors are subject to risks including significant expenditures on research and development, FDA approval, pricing constraints and product liability, which could have an adverse impact on the performance of the Portfolio.

A Tax-Efficient Structure

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, investors may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%) for individuals. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of seven monthly payments of about $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of the Portfolios's two-year life ($35.00 total).

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge Year 1	1.75%	$17.50
Deferred Sales Charge Year 2	1.75%	$17.50

Maximum Sales Charge	4.50%	$45.00

Estimated Annual Expenses (as a % of net assets)	0.204%	$2.02

Estimated Organization Costs		$2.03

If you sell your units before the final deferred sales charge installment in either the first or second year, the remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount Purchased	Total Two-Year Sales Charge as a % of Public Offering Price

Less than $50,000	4.50%
$50,000 to $99,999	4.25%
$100,000 to $249,999	3.75%
$250,000 to $999,999	3.50%
$1,000,000 or more	2.75%

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.